Exhibit 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Michael A. Liccardo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report of Amnis Systems Inc. on Form 10-QSB/A for the quarterly period ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Amnis Systems Inc.


Date:  August 15, 2002

/s/  Michael A. Liccardo
------------------------
Michael  A.  Liccardo
President, Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)


I, Lawrence L. Bartlett, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report of Amnis Systems Inc. on Form 10-QSB/A for the quarterly period ended March 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of Amnis Systems Inc.

Date:  August 15, 2002

/s/  Lawrence L. Bartlett
-------------------------
Lawrence L. Bartlett
Chief Financial Officer, Vice President and Secretary
(Principal  Financial  Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Amnis Systems Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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